                                                                   EXHIBIT 10.16


                               SECURITY AGREEMENT

         THIS SECURITY AGREEMENT (this "Agreement") is entered into as of June 24, 1997 by and among COTTON VALLEY RESOURCES CORPORATION, a corporation incorporated under the laws of Ontario, Canada (the "Borrower"), and COTTON VALLEY ENERGY, INC., an Oklahoma corporation, (the Pledgor") a wholly-owned subsidiary of Borrower and LIVIAKIS FINANCIAL COMMUNICATIONS, INC. (the "Secured Party").

                                    RECITALS

         Concurrently herewith, Borrower has executed a certain Convertible Secured Promissory Note of even date herewith in the amount of One Million Dollars ($1,000,000) in favor of Secured Party (the "Note"). In order to secure prompt payment and performance in full under the Note and other instruments evidencing the obligation of Borrower to Secured Party, Pledgor has agreed to grant Secured Party certain security interests as described herein.

         It is a condition to the consummation of the transaction evidenced by the Note that Borrower, Pledgor and Secured Party shall have undertaken the obligations contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the above and in order to induce Secured Party to enter into the transaction evidenced by the Note with Borrower, Secured Party, Borrower and Pledgor hereby agree as follows:

                                   AGREEMENT

         1. Certain Defined Terms. Terms used and not otherwise defined herein have the respective meanings assigned to them in the Note.

         2. Security Interest. Pledgor hereby assigns and grants to Secured Party for its benefit a security interest in all of Pledgor's right, title and interest of every kind or nature whatsoever without limitation in and to (but none of its obligations with respect to) all its assets in the N. E. Alden Field, Caddo County, Oklahoma, which are listed on Exhibit A hereto, including all products and proceeds thereof (the "Collateral").

         3. Security for Obligations. This Agreement secures, and the Collateral is collateral security for Borrower's obligations under the Note. All such obligations of Borrower are referred to herein as the "Secured Obligations."

         4. Financing Statements. At any time and from time to time, upon request of Secured Party, Pledgor will give, execute, file and/or record any notice, financing statement, continuation statement, instrument, document or agreement that Secured Party may consider necessary or desirable to create, preserve, continue, perfect or validate any security interest granted hereunder or which Secured Party may consider necessary or desirable to exercise or enforce its rights hereunder with respect to such security interest.

         5.      Representations and Warranties.   Borrower and Pledgor,
jointly and severally, represent and warrant to Secured Party as follows:

                 (a) Pledgor owns all of the Collateral free and clear of any lien, security interest, preferential arrangement or other charge or encumbrance (collectively, a "Lien") except for the security interest created by this Agreement.

                 (b) Borrower and Pledgor have full power and lawful authority to enter into this Agreement; and Pledgor has full power and authority to assign and grant to Secured Party a first priority security interest in the Collateral as herein provided; the execution, delivery and performance hereof are not in contravention of any indenture, agreement or undertaking to which Borrower or Pledgor is a party or by which Pledgor or its property is bound; and this Agreement constitutes the legally valid and binding obligation of Borrower and Pledgor enforceable against Borrower and Pledgor in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights generally and to equitable principles relating to enforceability.

                 (c) No consent of any other party (including, without limitation, creditors of Borrower or Pledgor) and no consent, authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by Pledgor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Borrower and Pledgor or (ii) for the exercise by Secured Party of the rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except for the filing of any UCC Financing Statements.

                 (d) This Agreement creates a valid and perfected first priority security interest in the Collateral, unless otherwise consented to in writing by Secured Party securing the payment of the Secured Obligations, upon the filing of UCC Financing Statements and the taking of such other actions as are necessary or desirable to perfect and protect the security interest granted hereby.

         6. Certain Covenants. Pledgor hereby covenants that, until the Secured Obligations have been terminated in accordance with the Note, Pledgor will:

                 (a) not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any interest with respect to, any of the Collateral or (ii) create or permit to exist any Lien upon or with respect to any of the Collateral, except for the security interest created under this Agreement;

                 (b) promptly notify Secured Party of any event of which Pledgor becomes aware causing material and unusual loss or depreciation in the value of the Collateral;

                 (c) promptly deliver to Secured Party copies of all written notices received by it with respect to the Collateral which have a material, adverse effect on the Collateral; and

                 (d) pay or discharge, prior to delinquency, all taxes, charges, fees, expenses, Liens and assessments of every nature levied or imposed upon the Collateral.

         7. Further Assurances. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further actions, that may reasonably be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

         8. Secured Party May Perform. If Borrower or Pledgor fail to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Borrower under Section 13(b).

         9. Standard of Care. The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose on it any duty to exercise such powers. Pledgor and Secured Party shall each be deemed to have exercised reasonable care in the custody and preservation of any Collateral in their possession if such Collateral is accorded treatment substantially equivalent to that rendered by a reasonably prudent operator of oil and gas properties. Neither Pledgor nor Secured Party shall have any responsibility for (a) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Collateral) to preserve rights against any parties with respect to any Collateral, (b) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof; or any of the Collateral, or (c) initiating any action to protect the Collateral against the possibility of a decline in value.

         10. Events of Default. The occurrence of the following shall be an "Event of Default" under this Agreement: Borrower's breach of its obligations to Secured Party under the Note and such breach continues for (i) ten (10) days with respect to a payment default, and (ii) thirty (30) days with respect to a non-payment default, after Borrower's and Pledgor's receipt of written notice thereof.

         11. Remedies Upon Default. If any Event of Default shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Commercial Code as in effect in the State of Oklahoma (or any other state with jurisdiction over the Collateral) at that time, and Secured Party may also in its sole discretion, without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Collateral. Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price of any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent that notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Borrower shall be liable for the deficiency and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

         12. Application of Proceeds. All Proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Secured Party, be held by Secured Party as Collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against the Secured Obligations in the following order of priority:

         FIRST: To the payment of the costs and expenses of such sale, collection or other realization, and all expenses, liabilities and advances made or incurred by Secured Party in connection therewith, including reasonable compensation to Secured Party and his agents and counsel, in accordance with
Section 13(b);

         SECOND: To the payment in full of all Secured Obligations in such order as Secured Party shall elect; and

         THIRD: To the payment to or upon the order of Borrower or Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

         13.     Indemnity and Expenses.

         (a) Borrower, and where the claim, loss, liability, cost or expense incurred by Secured Party arises out of or in connection with the pledge of the Collateral herein by Pledgor, joined herein by Pledgor, agree to: indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Secured Party's (i) breach of this agreement, (ii) gross negligence or (iii) willful misconduct;

         (b) Upon the occurrence of an Event of Default pay to Secured Party the amount of any and all costs and expenses, including the reasonable fees and expenses incurred in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Borrower to perform or observe any of the provisions hereof; and

         (c) Indemnify and hold harmless Secured Party and its directors, officers, employees, affiliates, agents and assigns, from and against any and all losses of Secured Party directly or indirectly, as a result of, or based upon or arising from any inaccuracy in or breach or nonperformance of any of the representations, warranties, covenants or agreements made by Borrower in or pursuant to this Agreement or the Note.

         14. Waivers. Borrower, and where applicable as a result of or in connection with the pledge of the Collateral herein by Pledgor, joined herein by Pledgor, agree to:

         (a) Except as otherwise required by the Note or this Agreement, waive any right to require Secured Party to (i) proceed against Borrower, any guarantor of any of the Secured Obligations or any other person or entity; (ii) proceed against or exhaust any other security held from any other person or entity; (iii) give notice to Borrower of the terms, time and place of any public or private sale or the Collateral or any other security, or otherwise comply with the notice provisions of the Commercial Code as in effect in the State of Oklahoma; (iv) pursue any other remedy in Secured Party's power; or
(v) make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness which constitute in whole or in part the Secured Obligations or in connection with the creation of new or additional Secured Obligations;

         (b) Waive any defense arising by reason of: (i) any disability or other defense of Borrower or any other entity, including, without limitation, any defense based on or arising out of the unenforceability of any of the Secured Obligations, legal or equitable discharge of the Secured Obligations or this Agreement or any statute of limitations affecting Borrower's liability hereunder or the enforcement hereof; (ii) the cessation from any cause whatsoever, other than termination, of the Secured Obligations; (iii) any act or omission by Secured Party which directly or indirectly results in or aids the discharge of Borrower or any of the Secured Obligations by operation of law or otherwise; (iv) the release of any other collateral securing the Secured Obligations or the failure by Secured Party to perfect or maintain the perfection of any such other collateral; (v) any modification of the Secured Obligations, in any form whatsoever, including, but not limited to the renewal, extension, acceleration or other change in the time for payment of the Secured Obligations, and any change in the terms of the Secured Obligations; and (vi) any law limiting the liability of or exonerating guarantors or sureties.

         (c) Until all the Secured Obligations shall have terminated, waive any right to enforce any remedy which Secured Party now has or may hereafter have against Borrower and waives any benefit of, or any right to participate in any security whatsoever now or hereafter held by Secured Party for the Secured Obligations.

         15. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until termination of all Secured Obligations, (b) be binding upon Borrower, Pledgor, their successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors. Secured Party may not assign or otherwise transfer this Agreement or the benefits hereunder to any other person or entity. Upon the termination of all Secured Obligations, Pledgor shall be entitled to the execution of UCC Termination Statements and the return upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Collateral in Secured Party's possession as shall not have been sold or otherwise applied pursuant to the terms hereof.

         16. No Waiver by Secured Party. No failure on the part of Secured Party to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Secured Party of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative to the fullest extent permitted by law and are not exclusive of any remedies provided by law.

         17. Amendment, Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Borrower or Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by all parties to this Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         18. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic or telecopy communications) and, if to any party, mailed, telegraphed, telecopied or delivered to it, addressed to it at the address of such party specified in the Note, or as to any party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 18. All such notices and other communications shall be effective upon receipt.

         19. Governing Law; Terms. This agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular collateral are governed by the laws of a jurisdiction other than the State of Texas.

         20. Severability. Any provisions of this Agreement which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdictions, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         21. Consent to Jurisdiction and Service of Process. All judicial proceedings brought against Borrower with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of California, and by execution and delivery of this Agreement, Borrower accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Borrower designates and appoints Eugene A. Soltero and Jim
E. Hogue and such other persons as may hereafter be selected by Borrower irrevocably agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by Borrower to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Borrower at its address referred to in Section 18, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Borrower refuses to accept service, Borrower hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agent to bring proceedings against Borrower in the courts of any other jurisdiction.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

                                  "Secured Party"
                                  Liviakis Financial Communications, Inc.

                                  By:
                                      -----------------------------------
                                  John M. Liviakis, President


                      (SIGNATURES CONTINUED ON NEXT PAGE)

                   (SIGNATURES CONTINUED FROM PRECEDING PAGE)











                                  "Pledgor"

                                  COTTON VALLEY ENERGY, INC.

                                  By:  /s/ JAMES E. HOGUE
                                       --------------------------------
                                       James E. Hogue
                                       President

                                  "Borrower"

                                  COTTON VALLEY RESOURCES
                                  CORPORATION

                                  By:  /s/ EUGENE A. SOLTERO
                                       ------------------------------
                                       Eugene A. Soltero
                                       Chief Executive Officer

                                   EXHIBIT "A"

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSIGNMENT AND BILL OF SALE BETWEEN THE HOME-STAKE ROYALTY CORPORATION, ET AL. AND COTTON VALLEY ENERGY, INC.

LEASE #             LESSOR                                LESSEE             DATED      INSOFAR AS SAID LEASE COVERS BOOK   PAGE
--------------------------------------------------------------------------------------------------------------------------------
OK1605A00      Guy Quoetone (Kiowa Allottee No. 1743   Don E. Baldwin    June 25, 1951    SE/4 SW/4 Section 1-        181    223
               a/k/a Guy Quoetone and Zo-quo-o) and                                       6N-13W, Caddo County,
               Nellie Quoetone, his wife                                                  Oklahoma
---------------------------------------------------------------------------------------------------------------------------------
OK1605B00      Ruth Yeoman German and William M.       Sinclair Oil and  Sept. 1, 1949    SE/4 SW/4 Section 1-        165    189
               German, her husband                     Gas Company                        6N-13W, Caddo County,
                                                                                          Oklahoma
---------------------------------------------------------------------------------------------------------------------------------
OK1605C00      Thelma Davison, a widow, Lois Wilsey    W. E. Howell      April 19, 1954   W/2 NE/4, also              215    377
               and W. L. w&h, and Oris L.                                                 described in Lot 2 and
               Barney and Margaret Barney, h&w                                            the SW/4 NE/4 Section
                                                                                          1-6N-13W, Caddo County,
                                                                                          Oklahoma
---------------------------------------------------------------------------------------------------------------------------------
OK1605D00      Bob Hancock                             Sinclair Oil and  Jan. 14, 1955    N/2 SW/4 Section 1-6N-      225    383
                                                       Gas Company                        13W, Caddo County,
                                                                                          Oklahoma
---------------------------------------------------------------------------------------------------------------------------------
OK1605D00      R. S. Mason                             Sinclair Oil and  June 2, 1955     N/2 SW/4 Section 1-6N-      232    139
                                                       Gas Company                        13W, Caddo County,
                                                                                          Oklahoma
---------------------------------------------------------------------------------------------------------------------------------
OK1605D00      Joseph Bowes                            Sinclair Oil and  Oct. 7, 1955     N/2 SW/4 Section 1-6N-      238   67
                                                       Gas Company                        13W, Caddo County,
                                                                                          Oklahoma
--------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
OK1605D00      J. R. Tolbert                        Sinclair Oil and    Nov. 2, 1955     N/2 SW/4 Section 1-6N-      239     3
                                                    Gas Company                          13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
OK1605D00      W. H. Elson                          Jack Malloy        Dec. 11, 1952     N/2 SW/4 Section 1-6N-      200    417
                                                                                         13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
               R. H. Lynn, Trustee                  Sinclair Oil and    Nov. 2, 1955     N/2 SW/4, Section 1-6N-     239     5
                                                    Gas Company                          13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
               Kerr-McGee Oil Industries, Inc.      Sinclair Oil and    Nov. 2, 1955     N/2 SW/4 Section 1-6N-      239     7
                                                    Gas Company                          13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
               Hargrove Hudson, a single man        Sinclair Oil and    Nov. 9, 1955     N/2 SW/4 Section 1-6N-      239     9
                                                    Gas Company                          13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
               Dean A. McGee                        Sinclair Oil and    Nov. 2, 1955     N/2 SW/4 Section 1-6N-      241    353
                                                    Gas Company                          13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
OK1605E00      Susie Ei-ke-ah-pi-Hoodle             Cities Service     Mar. 12, 1952     SE/4 Section 1-6N-13W,      191    403
               Alotte No. 252                       Oil Company                          Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
OK1605F00      Ray A. Giles, et ux.                 Sinclair Prairie   Dec. 28, 1948     SE/4 Section 2-6N-13W,      159    339
                                                    Oil Company                          Caddo County,
                                                                                         Oklahoma, as to the
                                                                                         Bromide Formation only
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
OK1605F00      Ray A. Giles, et ux.                 Sinclair Oil &      Feb. 2, 1954     SE/4 Section 2-6N-13W,      212    297
                                                    Gas Company                          Caddo County,
                                                                                         Oklahoma, as to the
                                                                                         Bromide Formation only
-------------------------------------------------------------------------------------------------------------------------------
               George Dyer, et al.                  H. C. Bluhm          Jan. 5, 1955    N/2 SW/4 Section 1-6N-      226    255
                                                                                         13W, Caddo County,
                                                                                         Oklahoma
-------------------------------------------------------------------------------------------------------------------------------
               Interests acquired under OCC Pooling                                      Section 1-6N-13W
               Order 333336 and OCC Pooling Order
               337924
-------------------------------------------------------------------------------------------------------------------------------

        Subject to Letter Agreement, as amended, dated November 11, 1988, between TXO Production Corp. and The Home-Stake Royalty Corporation and The Home-Stake Oil & Gas Company covering Section 1-6N-13W, Caddo County, Oklahoma

        Subject to Letter Agreement dated January 18, 1989, by and between The Home-Stake Royalty Corporation and The Home-Stake Oil & Gas Company ad R. H. Siegfried, Inc. covering Section 1-6N-13W, Caddo County, Oklahoma

        Subject to Farmout Agreement dated September 15, 1995, by and between The Home-Stake Royalty Corporation and The Home-Stake Oil & Gas Company, Farmor, and Bruce E. Galbierz, Farmee, covering Section 1-6N-13W, Caddo County, Oklahoma.

        Subject to Operating Agreement dated January 5, 1956 between Sinclair Oil & Gas Company, Operator, and Stanolind Oil and Gas Company, et al., Non-Operator, covering the Alden Bromide Unit.

        Subject to Plan of Utilization Alden Bromide Unit dated September 1, 1974, between Atlantic-Richfield Company, Operator, and Clinton Oil Company, Non-Operator.

        Subject to OCC Order No. 107019 dated August 8, 1974, Cause CD 39169 approving Alden Bromide Unit.

        Subject to Communitization Agreement No. OKNM79745 dated June 1, 1989, covering Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated September 30, 1991, between The Home-Stake Royalty Corporation and CCW Interests, Inc., covering the W/2 NE/4,
Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated June 30, 1991, between the Home-Stake Royalty Corporation and Robert E. Rasor, covering the W/2 NE/4, Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated June 30, 1991, between The Home-Stake Royalty Corporation and Ream Interests, Inc., covering the W/2 NE/4,
Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated June 30, 1991, between The Home-Stake Royalty Corporation and Dail C. West, covering the W/2 NE/4, Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated June 30, 1991, between The Home-Stake Royalty Corporation and BCS Working Interest Partners, covering the W/2 NE/4, Section 1-6N-13W, Caddo County, Oklahoma.

     Subject to Exploration Agreement dated June 30, 1991, between The Home-Stake Royalty Corporation and BCS 1991 L.P., covering the W/2 NE/4, Section 1-6N-13W, Caddo County, Oklahoma.